UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2010
EXPRESS-1 EXPEDITED SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32172	03-0450326

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
3399 Lakeshore Drive, Suite 225, Saint Joseph, Michigan, 49085
(Address of principal executive offices — zip code)
(269) 429-9761
(Registrant’s telephone number, including area code)
Not applicable
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-99.1

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 24, 2010, Express-1 Expedited Solutions, Inc. issued a press release reporting its financial results for the quarter ended December 31, 2009. A copy of the release is furnished as Exhibit 99.1.
The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit Description

99.1	Press Release dated February 24, 2010.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 24, 2010	Express-1 Expedited Solutions, Inc.
	By:	/s/ Mike Welch
Mike Welch
Chief Executive Officer